UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 15, 2025

Date of Report (Date of earliest event reported)

CARDIO DIAGNOSTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41097	87-0925574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 W. Superior Street, Suite 444, Chicago, IL	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (855) 226-9991

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	CDIO	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Common Stock	CDIOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 15, 2025, Cardio Diagnostics Holdings, Inc., a Delaware corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Of the Company’s 1,763,129 shares of common stock issued and outstanding and eligible to vote as of the record date of August 25, 2025, a total of 927,526 shares, or approximately 52.6% of the eligible shares, was in attendance or represented by proxy. The Company’s stockholders voted on three proposals as set forth below. Each of the proposals is described in further detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on September 4, 2025. The final voting results, including the number of votes cast for, against, or withholding authority, and the number of abstentions and any broker non-votes, with respect to each matter voted upon are set forth below, as reported by the Company’s independent inspector of election.

Proposal 1: Election of Directors  (the “Election of Directors Proposal”)

The Company’s stockholders elected seven directors to serve for the ensuing year and until their successors are elected and qualified, or until their earlier death, resignation or removal. The Company elects its directors on a plurality vote basis. The votes regarding the election of directors were as follows:

Nominee	For	Authority Withheld	Broker Non-Votes

Meeshanthini V. Dogan	361,246	103,733	462,547
Warren Hosseinion	429,765	35,214	462,547
Wendy J. Betts	355,919	109,060	462,547
Paul F. Burton	428,090	36,889	462,547
Peter K. Fung	433,252	31,727	462,547
James Intrater	427,266	37,713	462,547
Robert Philibert	431,160	33,819	462,547

Proposal 2: Approval of the future issuance of shares of Common Stock and/or securities convertible into or exercisable for Common Stock equal to 20% or more of the Common Stock outstanding in one or more non-public transactions as required by Nasdaq Marketplace Listing Rule 5635(d) (the “Share Issuance Proposal”)

The Share Issuance Proposal was approved. Any non-public financing transaction undertaken in connection with this approval will be conducted within the parameters set forth in the Share Issuance Proposal described in the proxy statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
283,304	166,492	15,183	462,547

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm (the “Auditor Ratification Proposal”)

The ratification of the appointment of Prager Metis CPA’s LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved.

For	Against	Abstain
813,401	64,820	49,305

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2025	CARDIO DIAGNOSTICS HOLDINGS INC.

	By:	/s/ Elisa Luqman
Elisa Luqman Chief Financial Officer